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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 22, 2000
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                Date of report (Date of earliest event reported)


                            All Star Gas Corporation
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               (Exact Name of Registrant as Specified in Charter)

   Missouri                        1-11393                       43-1494323
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  (State of                 (Commission File No.)               (IRS Employer
Incorporation)                                               Identification No.)

                                  P.O. Box 303
                           119 West Commercial Street
                             Lebanon, Missouri 65536


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              (Address of Principal Executive Offices and Zip Code)


                                 (417) 532-3103
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         A copy of the Press Release issued by All Star Gas Corporation on March 22, 2000 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


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(3)      Exhibits

         99.1     Press Release issued by All Star Gas
                  Corporation on March 22, 2000


                                   Signatures
                                 --------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2000

                                         ALL STAR GAS CORPORATION


                                         By: /s/ Valeria Schall
                                            --------------------------
                                             Name:  Valeria Schall
                                             Title: Executive Vice President


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                                  Exhibit Index
                                ----------------

Exhibit No.                Description
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99.1                       Press Release issued by All Star Gas Corporation on
                           March 22, 2000

TYPE: EX-99.1
SEQUENCE: 2
DESCRIPTION: EXHIBIT 99.1

         All Star Gas offers to purchase, and solicits consents to amendment of, its 12 7/8% notes.

         All Star Gas Corporation is offering to purchase all $127,200,000 of its 12 7/8% senior secured notes due 2004 and soliciting consents to the amendment of the indenture governing the notes. The aggregate consideration for the purchase and consent is $100,000,000, or $786 per $1,000 principal amount of the notes, payable at closing of the offer without any further accrual of interest. Consummation of the offer is subject to several conditions including the amendment of the indenture governing the notes and closing of the sale of certain of the Company's assets. Holders of approximately 98% of the outstanding notes have advised the Company that they expect to accept the offer to purchase. No assurance can be given that the transaction will be completed as proposed.

         This Press Release includes "forward looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which represent the Company's expectations or beliefs concerning future events that involve risks and uncertainties. There can be no assurance that such expectations will prove to be correct. Investors and prospective investors should read this Press Release in conjunction with the Company's periodic reports filed with the Securities and Exchange Commission.

         For additional information contact Valeria Schall, All Star Gas Corporation, 417-532-3103.